UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2009
TECUMSEH PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

Michigan	0-452	38-1093240

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1136 Oak Valley Drive
48108
Ann Arbor, Michigan

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (734) 585-9500
(not applicable)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
As previously disclosed, on April 28, 2009, William E. Redmond, Jr. had withdrawn as a Company nominee for election as a director at the upcoming 2009 annual meeting of shareholders based on his determination that he could no longer make the time commitment necessary to serve as a director of the Company. On May 8, 2009, the Company issued a press release announcing that the board of directors had nominated William R. Barker to replace Mr. Redmond on the Company’s slate of director candidates.
Item 9.01 Financial Statements and Exhibits.
     The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Press release dated May 8, 2009
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY
Date: May 8, 2009	By	/s/ James S. Nicholson
James S. Nicholson
Vice President, Treasurer and Chief Financial Officer